Commitments and Contingencies - Purchase Obligations Table (Details) - Natural Gas Supply, Transportation And Storage Service Agreements [Member] $ in Millions	Dec. 31, 2019 USD ($) [1]
Long-term Purchase Commitment [Line Items]
2020	$ 2,329
2021	1,416
2022	931
2023	722
2024	401
Thereafter	2,871
Total	$ 8,670

[1]	Pricing of natural gas supply contracts are variable based on market commodity basis prices adjusted for basis spread. Amounts included are based on estimated forward prices and basis spreads as of December 31, 2019. Some of our contracts may not have been negotiated as part of arranging financing for the underlying assets providing the natural gas supply, transportation and storage services.